UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009.

PRINCIPAL CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50389	98-0389183
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Suite 100-9375 E. Shea Blvd. Scottsdale, AZ, 85260
(Address of principal executive offices)

 Telephone: 480-214-9588
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On January 21, 2009, the Company agreed to issue a total of 5,500,000 shares to various creditors in exchange for the conversion of $60,000 in debt.  The debt was converted at the option of the creditors, and will represent a reduction to the outstanding debt owed by the Company to its creditors.  These debt conversions will be reflected in the financial statements for the quarter ending January 31, 2009.

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL CAPITAL GROUP, INC.

Date: January 29, 2009	/s/ Alan Miller
President and Director